Financial Trends Second Quarter 2026 July 22, 2026 The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Second Quarter 2026 earnings press release, 2025 Annual Report to Shareholders and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS 1 7 Financial Summary Interest Rate Trends 2 8 Net Income Trends Asset Quality 3 9 Reporting Segment Results Client Assets 4 10 Balance Sheet (EOP) Reconciliation to FTE 5 11 Regulatory Capital Reconciliation to FTE (Ratios) 6 Balance Sheet Trends

Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2026 Q2 2025 2026 2025 % Change $ 792.2 $ 525.5 $ 466.0 $ 457.6 $ 421.3 51% 88% $ 1,317.8 $ 813.3 62% 782.2 504.7 457.0 437.2 412.8 55% 90% 1,287.1 785.0 64% 183,994 185,499 187,532 190,054 192,752 (1)% (5)% 184,742 193,966 (5)% 184,890 186,539 188,582 191,001 193,375 (1)% (4)% 185,710 194,742 (5)% $ 4.25 $ 2.72 $ 2.44 $ 2.30 $ 2.14 56% 98% $ 6.97 $ 4.05 72% 4.23 2.71 2.42 2.29 2.13 56% 98% 6.93 4.03 72% $ 0.80 $ 0.80 $ 0.80 $ 0.80 $ 0.75 — % 7% $ 1.60 $ 1.50 7% 18.9% 29.5% 33.1% 34.9% 35.2% (10.6) pts (16.3) pts 23.1% 37.2% (14.1) pts $ 173.84 $ 139.57 $ 136.59 $ 134.60 $ 126.79 25% 37% $ 173.84 $ 126.79 37% 68.41 65.40 64.79 63.83 62.65 5% 9% 68.41 62.65 9% 25.9% 17.4% 15.4% 14.8% 14.2% 8.5 pts 11.7 pts 21.7% 13.6% 8.1 pts 39.6% 32.0% 30.3% 30.8% 28.4% 7.6 pts 11.2 pts 36.2% 27.8% 8.4 pts 74.8% 70.1% 69.4% 70.6% 69.3% 4.7 pts 5.5 pts 72.7% 69.9% 2.8 pts 49.9% 60.6% 61.2% 62.3% 61.5% (10.7) pts (11.6) pts 54.7% 61.9% (7.2) pts Common Equity Tier 1 Capital 12.2% 12.0% 12.6% 12.4% 12.2% 0.2 pts — pts 12.2% 12.2% — pts Tier 1 Capital 13.1% 12.9% 13.5% 13.4% 13.1% 0.2 pts — pts 13.1% 13.1% — pts Total Capital 15.5% 15.3% 16.1% 15.1% 14.8% 0.2 pts 0.7 pts 15.5% 14.8% 0.7 pts Tier 1 Leverage 7.6% 7.3% 7.8% 8.0% 7.6% 0.3 pts — pts 7.6% 7.6% — pts Common Equity Tier 1 Capital 14.3% 14.3% 15.0% 15.1% 15.0% — pts (0.7) pts 14.3% 15.0% (0.7) pts Tier 1 Capital 15.3% 15.3% 16.0% 16.2% 16.1% — pts (0.8) pts 15.3% 16.1% (0.8) pts Total Capital 17.9% 18.0% 18.8% 18.0% 17.9% (0.1) pts — pts 17.9% 17.9% — pts Tier 1 Leverage 7.6% 7.3% 7.8% 8.0% 7.6% 0.3 pts — pts 7.6% 7.6% — pts Supplementary Leverage 8.6% 8.5% 8.7% 8.9% 9.1% 0.1 pts (0.5) pts 8.6% 9.1% (0.5) pts $ 20,000.2 $ 18,553.9 $ 18,716.1 $ 18,247.6 $ 18,068.3 8% 11% $ 20,000.2 $ 18,068.3 11% 15,938.8 14,775.3 14,889.1 14,439.1 14,243.7 8% 12% 15,938.8 14,243.7 12% 1,969.9 1,784.9 1,803.2 1,772.7 1,697.7 10% 16% 1,969.9 1,697.7 16% 23,600 23,600 23,800 23,600 23,400 — % 1% 23,600 23,400 1% (1) (2) (3) Profitability ($ in Millions): Northern Trust Corporation FINANCIAL SUMMARY Earnings Allocated to Common Shares Net Income Year-to Date% Change Q2 2026 vs. Earnings Per Share: Average common shares outstanding (000s): Basic Return on Average Common Equity Diluted Diluted Basic Earnings Per Share Dividend Payout Ratio Per Share Information / Ratios: Cash Dividends Declared Per Common Share Trust Fees to Total Revenue (FTE)(1) Market Value Per Share (End of Period) Capital Ratios:(2) Standardized Approach Financial Ratios: Book Value Per Common Share (End of Period) Noninterest Income to Total Revenue (FTE)(1) Pre-Tax Margin (FTE)(1) Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 11 for further detail. Client Assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. Advanced Approach Client Assets - End of Period ($ in Billions): (3) Assets Under Custody/Administration Full Time Equivalent Employees Assets Under Management Assets Under Custody 1

Northern Trust Corporation

NET INCOME TRENDS

($ in Millions except per share information)

						% Change[2] Q2 2026 vs.		Year-to-Date		
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025	2026	2025	% Change[2]
Asset Servicing Trust, Investment and Other Servicing Fees	$ 757.4	$ 740.5	$ 729.6	$ 706.9	$ 691.8	2 %	9 %	$ 1,497.9	$ 1,363.7	10 %
WM Trust, Investment and Other Servicing Fees	592.1	600.9	577.8	558.6	539.3	(1)%	10 %	1,193.0	1,081.2	10 %
Total Fees	1,349.5	1,341.4	1,307.4	1,265.5	1,231.1	1 %	10 %	2,690.9	2,444.9	10 %
Foreign Exchange Trading Income	97.1	87.7	74.3	57.2	50.6	11 %	92 %	184.8	109.3	69 %
Security Commissions and Trading Income	55.6	52.1	49.9	41.8	39.6	7 %	40 %	107.7	78.7	37 %
Other Operating Income	594.2	70.4	49.9	70.1	66.1	N/M	N/M	664.7	126.4	N/M
Investment Security Gains (Losses), net	(73.9)	—	—	—	—	N/M	N/M	(73.9)	—	N/M
Total Noninterest Income	2,022.5	1,551.6	1,481.5	1,434.6	1,387.4	30 %	46 %	3,574.2	2,759.3	30 %
Net Interest Income (FTE)[1]	683.1	661.6	654.3	596.3	615.2	3 %	11 %	1,344.7	1,188.9	13 %
Total Revenue (FTE)[1]	2,705.6	2,213.2	2,135.8	2,030.9	2,002.6	22 %	35 %	4,918.9	3,948.2	25 %
Provision for Credit Losses	(5.3)	(3.0)	(8.0)	(17.0)	16.5	N/M	N/M	(8.3)	17.5	N/M
Compensation and Benefits	868.0	822.2	806.3	740.5	732.5	6 %	18 %	1,690.2	1,486.6	14 %
Outside Services	246.3	236.7	248.1	248.2	247.0	4 %	— %	483.0	492.2	(2)%
Equipment and Software	378.5	308.1	301.1	294.2	293.7	23 %	29 %	686.6	574.6	19 %
Occupancy	53.5	51.3	56.4	55.0	52.5	4 %	2 %	104.8	105.9	(1)%
Other Operating Expense	92.3	89.7	85.4	85.0	90.9	3 %	2 %	182.0	174.9	4 %
Total Noninterest Expense	1,638.6	1,508.0	1,497.3	1,422.9	1,416.6	9 %	16 %	3,146.6	2,834.2	11 %
Income before Income Taxes (FTE)[1]	1,072.3	708.2	646.5	625.0	569.5	52 %	89 %	1,780.6	1,096.5	63 %
Provision for Income Taxes	272.5	175.1	167.8	161.9	143.5	56 %	90 %	447.6	272.9	64 %
Taxable Equivalent Adjustment	7.6	7.6	12.7	5.5	4.7	— %	59 %	15.2	10.3	48 %
Total Taxes (FTE)[1]	280.1	182.7	180.5	167.4	148.2	53 %	89 %	462.8	283.2	63 %
Net Income	**$ 792.2**	**$ 525.5**	**$ 466.0**	**$ 457.6**	**$ 421.3**	**51 %**	**88 %**	**$ 1,317.8**	**$ 813.3**	**62 %**
Earnings Per Share - Basic	$ 4.25	$ 2.72	$ 2.44	$ 2.30	$ 2.14	56 %	98 %	$ 6.97	$ 4.05	72 %
Earnings Per Share - Diluted	$ 4.23	$ 2.71	$ 2.42	$ 2.29	$ 2.13	56 %	98 %	$ 6.93	$ 4.03	72 %
Average Diluted Shares (000s)	184,890	186,539	188,582	191,001	193,375	(1)%	(4)%	185,710	194,742	(5)%
Preferred Dividends	$ 4.7	$ 16.2	$ 4.7	$ 16.2	$ 4.7	(71)%	— %	$ 20.9	$ 20.9	— %
Effective Tax Rate (FTE)[1]	26.1 %	25.8 %	27.9 %	26.8 %	26.0 %	0.3 pts	0.1 pts	26.0 %	25.8 %	0.2 pts

[1] Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

[2] Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above.

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Northern Trust Corporation

Reporting Segment Results[(1)]

($ in Millions)

						% Change Q2 2026 vs.		Year-to Date		
Asset Servicing	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025	2026	2025	% Change
Custody & Fund Administration	$ 512.3	$ 497.6	$ 496.4	$ 482.7	$ 469.2	3 %	9 %	$ 1,009.9	$ 922.5	9 %
Investment Management	172.2	169.2	165.8	159.6	157.3	2 %	10 %	341.4	309.8	10 %
Securities Lending	29.4	23.3	23.1	21.2	20.2	26 %	46 %	52.8	38.1	39 %
Other	43.5	50.4	44.3	43.4	45.1	(14)%	(3)%	93.8	93.3	1 %
Total Asset Servicing Trust, Investment and Other Servicing Fees	**$ 757.4**	**$ 740.5**	**$ 729.6**	**$ 706.9**	**$ 691.8**	**2 %**	**9 %**	**$ 1,497.9**	**$ 1,363.7**	**10 %**
Income before Income Taxes (FTE)[(2)]	$ 323.3	$ 373.3	$ 325.8	$ 294.4	$ 271.4	(13)%	19 %	$ 696.6	$ 506.9	37 %
Pre-Tax Margin (FTE)[(2)]	23.7 %	28.3 %	25.5 %	24.7 %	23.2 %	(4.6) pts	0.5 pts	26.0 %	22.1 %	3.9 pts
Average Loans	$ 5,800.6	$ 5,632.5	$ 5,746.0	$ 5,399.9	$ 5,812.8	3 %	— %	$ 5,717.0	$ 5,781.2	(1)%
Average Deposits	100,980.6	102,421.0	92,611.0	90,195.3	95,506.7	(1)%	6 %	101,696.8	92,418.8	10 %
Wealth Management										
Private Wealth	$ 483.0	$ 486.0	$ 470.5	$ 457.1	$ 434.8	(1)%	11 %	$ 969.0	$ 872.9	11 %
Global Family Office	109.1	114.9	107.3	101.5	104.5	(5)%	4 %	224.0	208.3	8 %
Total Wealth Management Trust, Investment and Other Servicing Fees	**$ 592.1**	**$ 600.9**	**$ 577.8**	**$ 558.6**	**$ 539.3**	**(1)%**	**10 %**	**$ 1,193.0**	**$ 1,081.2**	**10 %**
Income before Income Taxes (FTE)[(2)]	$ 333.5	$ 330.2	$ 341.8	$ 342.4	$ 309.6	1 %	8 %	$ 663.8	$ 613.7	8 %
Pre-Tax Margin (FTE)[(2)]	37.4 %	37.1 %	38.9 %	40.5 %	37.2 %	0.3 pts	0.2 pts	37.2 %	37.1 %	0.1 pts
Average Loans	$ 35,767.0	$ 35,261.8	$ 34,812.3	$ 36,100.7	$ 35,345.2	1 %	1 %	$ 35,515.8	$ 35,336.2	1 %
Average Deposits	26,715.1	26,469.8	26,572.2	25,370.4	25,291.0	1 %	6 %	26,593.1	25,290.3	5 %
Other										
Income before Income Taxes (FTE)[(2)]	$ 415.5	$ 4.7	$ (21.1)	$ (11.8)	$ (11.5)	N/M	N/M	$ 420.2	$ (24.1)	N/M
Average Deposits	150.0	141.0	646.0	1,134.9	1,580.1	6 %	(91)%	145.5	1,457.2	(90)%

(1) Reporting segment results are subject to reclassification when organizational changes are made. The results are also subject to refinements in revenue and expense allocation methodologies, which are typically reflected on a retrospective basis unless it is impractical to do so.

(2) Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent section on pages 10 and 11 for further detail.

3

6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2026 6/30/2025 $ 50,556.4 $ 41,757.3 $ 53,456.0 $ 49,328.9 $ 52,265.5 21% (3)% 6,160.0 6,343.0 6,540.8 6,404.5 6,800.9 (3)% (9)% 426.5 1,678.9 2,654.1 1,856.3 921.9 (75)% (54)% Available For Sale 38,123.1 36,913.2 34,036.5 32,889.2 32,250.4 3% 18 % Held To Maturity 23,492.1 24,286.2 23,429.6 22,974.9 21,400.8 (3)% 10 % Total Debt Securities 61,615.2 61,199.4 57,466.1 55,864.1 53,651.2 1% 15% 43,822.0 42,505.5 41,948.3 42,949.4 43,323.4 3% 1% 3,499.3 8,415.9 4,128.9 2,676.2 2,522.6 (58)% 39 % Total Earning Assets 166,079.4 161,900.0 166,194.2 159,079.4 159,485.5 3% 4% (168.4) (169.7) (175.0) (174.6) (188.5) (1)% (11)% 1,201.7 1,407.7 1,130.7 976.8 2,035.1 (15)% (41)% 447.6 447.5 464.6 457.1 467.7 — % (4)% 709.6 709.5 712.9 712.9 714.6 — % (1)% 11,027.3 10,279.3 8,805.3 9,211.7 9,369.2 7% 18 % Total Assets $ 179,297.2 $ 174,574.3 $ 177,132.7 $ 170,263.3 $ 171,883.6 3% 4% $ 34,419.1 $ 29,309.7 $ 28,984.1 $ 29,040.1 $ 27,965.1 17% 23% 4,686.9 5,238.4 6,418.9 7,358.7 6,742.5 (11)% (30)% 78,274.0 75,850.7 80,046.1 73,509.9 77,206.9 3% 1 % Total Interest-Bearing Deposits 117,380.0 110,398.8 115,449.1 109,908.7 111,914.5 6% 5% 1,568.9 1,974.3 2,141.1 1,751.9 2,388.5 (21)% (34)% 175.6 330.5 292.2 371.5 841.4 (47)% (79)% 8,627.2 7,839.5 7,158.3 6,580.0 6,532.9 10% 32% 3,331.2 3,345.5 3,351.5 2,847.2 2,835.2 — % 17% 2,073.3 2,881.6 3,484.4 4,094.3 4,089.8 (28)% (49)% Total Interest-Bearing Liabilities 133,156.2 126,770.2 131,876.6 125,553.6 128,602.3 5% 4% 28,200.0 29,299.4 27,348.6 25,892.4 25,139.2 (4)% 12% 4,539.4 5,517.4 4,949.6 5,861.3 5,275.6 (18)% (14)% Total Liabilities 165,895.6 161,587.0 164,174.8 157,307.3 159,017.1 3% 4% 13,068.4 12,739.0 12,663.5 12,706.2 12,680.8 3% 3% (551.7) (636.6) (590.5) (635.1) (699.2) (13)% (21)% 884.9 884.9 884.9 884.9 884.9 — % — % Total Stockholders' Equity 13,401.6 12,987.3 12,957.9 12,956.0 12,866.5 3% 4 % Total Liabilities and Stockholders' Equity $ 179,297.2 $ 174,574.3 $ 177,132.7 $ 170,263.3 $ 171,883.6 3% 4% (1) (2) (3) (4) (5) Assets BALANCE SHEET END OF PERIOD Northern Trust Corporation ($ in Millions) 6/30/2026(5) vs. Federal Reserve and Other Central Bank Deposits Interest-Bearing Due from and Deposits with Banks(1) Federal Funds Sold and Securities Purchased under Agreements to Resell Debt Securities: Loans Other Interest-Earning Assets(2) Allowance for Credit Losses Cash and Due From Banks and Other Central Bank Deposits(3) Buildings and Equipment Goodwill Other Assets Liabilities and Stockholders' Equity Non-U.S. Offices - Interest-Bearing Federal Funds Purchased Securities Sold under Agreements to Repurchase Savings Certificates and Other Time Savings, Money Market and Other Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above. Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago . Demand and Other Noninterest-Bearing Deposits Other Borrowings(4) Senior Notes Long-Term Debt Accumulated Other Comprehensive Income (Loss) Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC. Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC. Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC. Common Equity, excluding Accumulated Other Comprehensive Income Other Liabilities Preferred Equity 4

6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2026 6/30/2025 Common Equity Tier 1 Capital $ 11,605.6 $ 11,173.5 $ 11,192.5 $ 11,199.3 $ 11,108.2 4% 4 % Tier 1 Capital 12,418.7 11,995.5 12,008.5 12,028.1 11,938.5 4% 4 % Total Capital 14,706.5 14,288.1 14,304.2 13,581.9 13,508.9 3% 9 % Risk-Weighted Assets 95,157.3 93,150.8 89,015.4 90,033.7 91,385.4 2% 4 % Common Equity Tier 1 Capital Ratio 12.2% 12.0% 12.6% 12.4% 12.2% 0.2 pts — pts Tier 1 Capital Ratio 13.1% 12.9% 13.5% 13.4% 13.1% 0.2 pts — pts Total Capital Ratio 15.5% 15.3% 16.1% 15.1% 14.8% 0.2 pts 0.7 pts Common Equity Tier 1 Capital $ 11,605.6 $ 11,173.5 $ 11,192.5 $ 11,199.3 $ 11,108.2 4% 4 % Tier 1 Capital 12,418.7 11,995.5 12,008.5 12,028.1 11,938.5 4% 4 % Total Capital 14,516.2 14,092.9 14,105.8 13,375.2 13,285.6 3% 9 % Risk-Weighted Assets 81,119.6 78,198.0 74,843.6 74,329.4 74,176.8 4% 9 % Common Equity Tier 1 Capital Ratio 14.3% 14.3% 15.0% 15.1% 15.0% — pts (0.7) pts Tier 1 Capital Ratio 15.3% 15.3% 16.0% 16.2% 16.1% — pts (0.8) pts Total Capital Ratio 17.9% 18.0% 18.8% 18.0% 17.9% (0.1) pts — pts Average Adjusted Total Assets $ 162,601.3 $ 164,381.7 $ 154,083.9 $ 150,208.9 $ 156,854.5 (1)% 4 % Tier 1 Leverage Ratio 7.6% 7.3% 7.8% 8.0% 7.6% 0.3 pts — pts Supplementary Leverage Exposure $ 144,498.8 $ 141,713.4 $ 138,123.4 $ 135,904.7 $ 131,379.4 2% 10 % Supplementary Leverage Ratio 8.6% 8.5% 8.7% 8.9% 9.1% 0.1 pts (0.5) pts (1) REGULATORY CAPITAL(1) END OF PERIOD Northern Trust Corporation ($ in Millions) Advanced Approach Supplementary Leverage Leverage 6/30/2026 vs. Regulatory Capital, Risk-Weighted Assets and resulting ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission. Standardized Approach 5

% Change(5) Q2 2026 Q1 2026 Q4 2025 Q3 2025 Q2 2025 Q1 2026 Q2 2025 2026 2025 % Change(5) $ 38,322.9 $ 42,554.7 $ 35,035.8 $ 33,754.2 $ 43,655.3 (10)% (12)% $ 40,427.1 $ 40,426.1 — % 6,304.2 6,014.6 6,049.6 5,237.7 5,321.5 5% 18% 6,160.2 5,100.7 21% 521.9 1,186.8 1,593.7 1,300.4 713.2 (56)% (27)% 852.5 554.7 54 % Available For Sale 37,775.8 35,780.4 33,714.2 33,022.7 31,415.0 6% 20% 36,783.6 30,795.1 19 % Held To Maturity 23,604.2 23,883.3 23,151.0 22,129.7 20,895.9 (1)% 13% 23,743.0 21,356.3 11 % Total Debt Securities 61,380.0 59,663.7 56,865.2 55,152.4 52,310.9 3% 17% 60,526.6 52,151.4 16% 41,567.6 40,894.3 40,558.3 41,500.6 41,158.0 2% 1% 41,232.8 41,117.4 — % 3,194.6 3,363.3 2,935.5 2,393.6 2,663.1 (5)% 20% 3,278.5 2,586.2 27 % Total Earning Assets 151,291.2 153,677.4 143,038.1 139,338.9 145,822.0 (2)% 4% 152,477.7 141,936.5 7% (169.9) (175.1) (174.8) (188.0) (174.9) (3)% (3)% (172.5) (175.2) (2)% 1,313.9 1,137.0 1,185.1 1,159.3 1,069.8 16% 23% 1,225.9 1,055.6 16% 453.1 459.8 462.3 468.4 479.3 (1)% (5)% 456.4 482.0 (5)% 712.5 713.5 711.0 712.6 709.1 — % — % 713.0 702.8 1% 9,975.0 9,484.7 9,704.0 9,550.3 9,813.9 5% 2% 9,731.3 10,009.6 (3)% Total Assets $ 163,575.8 $ 165,297.3 $ 154,925.7 $ 151,041.5 $ 157,719.2 (1)% 4% $ 164,431.8 $ 154,011.3 7% $ 32,356.8 $ 29,244.9 $ 27,725.8 $ 28,348.7 $ 28,797.4 11% 12% $ 30,809.5 $ 28,261.9 9% 5,059.1 5,785.2 6,754.3 6,700.1 6,652.0 (13)% (24)% 5,420.1 6,762.4 (20)% 70,929.3 75,261.9 67,454.2 65,354.5 70,158.0 (6)% 1% 73,083.6 67,321.9 9 % Total Interest-Bearing Deposits 108,345.2 110,292.0 101,934.3 100,403.3 105,607.4 (2)% 3% 109,313.2 102,346.2 7% 2,338.3 2,576.7 2,357.7 2,467.7 2,469.0 (9)% (5)% 2,456.9 2,431.5 1% 677.2 483.8 499.2 500.4 584.6 40% 16% 581.0 513.9 13% 8,255.7 7,638.3 7,059.4 6,938.4 7,008.2 8% 18% 7,948.7 7,016.2 13% 3,335.9 3,352.8 3,087.3 2,839.6 2,818.2 (1)% 18% 3,344.3 2,800.0 19% 2,856.9 3,472.7 3,909.8 4,092.0 4,087.8 (18)% (30)% 3,163.1 4,085.7 (23)% Total Interest-Bearing Liabilities 125,809.2 127,816.3 118,847.7 117,241.4 122,575.2 (2)% 3% 126,807.2 119,193.5 6% 19,500.5 18,739.8 17,894.9 16,297.3 16,770.4 4% 16% 19,122.2 16,820.1 14% 5,171.5 5,980.0 5,404.7 4,795.8 5,761.5 (14)% (10)% 5,573.6 5,389.6 3 % Total Liabilities 150,481.2 152,536.1 142,147.3 138,334.5 145,107.1 (1)% 4% 151,503.0 141,403.2 7% 12,778.5 12,443.4 12,508.2 12,496.7 12,500.4 3% 2% 12,611.8 12,513.7 1% (568.8) (567.1) (614.7) (674.6) (773.2) — % (26)% (567.9) (790.5) (28)% 884.9 884.9 884.9 884.9 884.9 — % — % 884.9 884.9 — % Total Stockholders' Equity 13,094.6 12,761.2 12,778.4 12,707.0 12,612.1 3% 4% 12,928.8 12,608.1 3 % Total Liabilities and Stockholders' Equity $ 163,575.8 $ 165,297.3 $ 154,925.7 $ 151,041.5 $ 157,719.2 (1)% 4% $ 164,431.8 $ 154,011.3 7% (1) (2) (3) (4) (5) Assets Northern Trust Corporation BALANCE SHEET TRENDS PERIOD AVERAGES ($ in Millions) Q2 2026 vs. Year-to Date Federal Reserve and Other Central Bank Deposits Interest-Bearing Due from and Deposits with Banks(1) Federal Funds Sold and Securities Purchased under Agreements to Resell Debt Securities: Loans Other Interest-Earning Assets(2) Allowance for Credit Losses Cash and Due From Banks and Other Central Bank Deposits(3) Buildings and Equipment Goodwill Other Assets Liabilities and Stockholders' Equity Savings Certificates and Other Time Non-U.S. Offices - Interest-Bearing Federal Funds Purchased Savings, Money Market and Other Other Liabilities Demand and Other Noninterest-Bearing Deposits Securities Sold under Agreements to Repurchase Other Borrowings(4) Senior Notes Long-Term Debt Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago. Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC. Percentage calculations are based on actual balances rather than the rounded amounts presented in the table above. Common Equity, excluding Accumulated Other Comprehensive Income Accumulated Other Comprehensive Income (Loss) Preferred Equity Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC. Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC. 6

Northern Trust Corporation

INTEREST RATE TRENDS (FTE[1] Basis)

PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 10 and 11. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

						Q2 2026 vs.		Year-to Date		
Earnings Assets	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025	2026	2025	% Change
Federal Reserve and Other Central Bank Deposits	3.44 %	3.46 %	3.63 %	3.84 %	4.01 %	(2) bps	(57) bps	3.45 %	4.07 %	(62) bps
Interest-Bearing Due from and Deposits with Banks [2]	1.16 %	1.31 %	1.35 %	1.57 %	1.64 %	(15) bps	(48) bps	1.23 %	1.79 %	(56) bps
Federal Funds Sold and Securities Purchased under Agreements to Resell [3][4]	602.18 %	282.59 %	183.61 %	217.12 %	389.92 %	31,959 bps	21,226 bps	380.96 %	501.67 %	(12,071) bps
Debt Securities:										
Available for Sale	4.22 %	4.18 %	4.41 %	4.60 %	4.69 %	4 bps	(47) bps	4.20 %	4.71 %	(51) bps
Held to Maturity	2.06 %	2.05 %	1.85 %	1.79 %	1.85 %	1 bps	21 bps	2.06 %	1.90 %	16 bps
Total Debt Securities	3.39 %	3.33 %	3.37 %	3.47 %	3.56 %	6 bps	(17) bps	3.36 %	3.56 %	(20) bps
Loans and Leases	4.99 %	5.08 %	5.33 %	5.59 %	5.62 %	(9) bps	(63) bps	5.04 %	5.65 %	(61) bps
Other Interest-Earning Assets [5]	3.73 %	3.62 %	4.44 %	3.81 %	3.81 %	11 bps	(8) bps	3.68 %	3.85 %	(17) bps
Total Earning Assets	**5.82 %**	**5.92 %**	**5.93 %**	**6.12 %**	**6.10 %**	**(10) bps**	**(28) bps**	**5.87 %**	**6.20 %**	**(33) bps**
Interest-Bearing Funds										
Savings, Money Market and Other	2.58 %	2.57 %	2.72 %	3.16 %	3.10 %	1 bps	(52) bps	2.58 %	3.11 %	(53) bps
Savings Certificates and Other Time	3.68 %	3.87 %	4.14 %	4.25 %	4.31 %	(19) bps	(63) bps	3.78 %	4.40 %	(62) bps
Non-U.S. Offices - Interest-Bearing	1.75 %	1.89 %	1.89 %	2.19 %	2.45 %	(14) bps	(70) bps	1.82 %	2.52 %	(70) bps
Total Interest-Bearing Deposits	2.09 %	2.18 %	2.26 %	2.60 %	2.74 %	(9) bps	(65) bps	2.13 %	2.81 %	(68) bps
Federal Funds Purchased	3.36 %	3.35 %	3.59 %	3.99 %	3.97 %	1 bps	(61) bps	3.36 %	3.98 %	(62) bps
Securities Sold under Agreements to Repurchase [3][6]	455.90 %	674.42 %	567.72 %	551.02 %	467.05 %	(21,852) bps	(1,115) bps	546.37 %	531.30 %	1,507 bps
Other Borrowings [7]	3.88 %	4.01 %	4.17 %	4.55 %	4.60 %	(13) bps	(72) bps	3.94 %	4.60 %	(66) bps
Senior Notes	4.95 %	4.97 %	5.19 %	5.50 %	5.55 %	(2) bps	(60) bps	4.96 %	5.60 %	(64) bps
Long-Term Debt	5.38 %	5.35 %	5.38 %	5.46 %	5.48 %	3 bps	(10) bps	5.37 %	5.50 %	(13) bps
Total Interest-Bearing Liabilities	**4.83 %**	**5.01 %**	**4.96 %**	**5.26 %**	**5.24 %**	**(18) bps**	**(41) bps**	**4.92 %**	**5.37 %**	**(45) bps**
Net Interest Spread	**0.99 %**	**0.91 %**	**0.97 %**	**0.86 %**	**0.86 %**	**8 bps**	**13 bps**	**0.95 %**	**0.83 %**	**12 bps**
Net Interest Margin	**1.81 %**	**1.75 %**	**1.81 %**	**1.70 %**	**1.69 %**	**6 bps**	**12 bps**	**1.78 %**	**1.69 %**	**9 bps**

(1) Fully taxable equivalent. FTE adjustments are based on a federal income tax rate of 21%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.

(2) Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(3) Includes the impact of balance sheet netting under master netting arrangements of approximately $84 billion for the three months ended June 30, 2026, primarily related to our involvement in FICC. Northern Trust nets securities sold under repurchase agreements against those purchased under resale agreements when the GAAP requirements to net are met.

(4) Excluding the impact of netting, the average interest rate on Federal Funds Sold and Securities Purchased under Agreements to Resell would be approximately 3.72% for the three months ended June 30, 2026 including balances and rates for FICC reverse repurchase agreements ($84.1 billion / 3.72%), Non-FICC reverse repurchase agreements ($0.4 billion / 4.04%) and federal funds sold ($0.8 million / 3.85%).

(5) Other Interest-Earning Assets include certain community development investments, collateral deposits with certain securities depositories and clearing houses, Federal Home Loan Bank and Federal Reserve stock, and money market investments which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(6) Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 3.65% for the three months ended June 30, 2026 including balances and rates for FICC repurchase agreements ($84 billion / 3.65%) and Non-FICC repurchase agreements ($0.7 billion / 3.41%).

(7) Other Borrowings primarily includes advances from the Federal Home Loan Bank of Chicago.

7

Northern Trust Corporation

ASSET QUALITY

END OF PERIOD

($ in Millions)

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	June 30, 2026 vs. 3/31/2026	June 30, 2026 vs. 6/30/2025
Beginning Allowance for Credit Losses	$ 195.2	$ 198.3	$ 206.7	$ 224.1	$ 207.3	(2)%	(6)%
Provision for Credit Losses	(5.3)	(3.0)	(8.0)	(17.0)	16.5	N/M	N/M
(Charge-offs) Recoveries							
Charge-offs	(0.2)	(0.4)	(1.4)	(2.1)	(0.1)	(50)%	100 %
Recoveries	0.6	0.3	1.0	1.7	0.4	100 %	50 %
Net (Charge-offs) Recoveries	0.4	(0.1)	(0.4)	(0.4)	0.3	N/M	33 %
Ending Allowance for Credit Losses	**$ 190.3**	**$ 195.2**	**$ 198.3**	**$ 206.7**	**$ 224.1**	**(3)%**	**(15)%**
Allowance for Credit Losses Assigned to:							
Loans	$ 160.9	$ 161.1	$ 164.3	$ 164.4	$ 180.5	— %	(11)%
Undrawn Loan Commitments and Standby Letters of Credit	21.9	25.5	23.3	32.1	34.7	(14)%	(37)%
Debt Securities and Other Financial Assets	7.5	8.6	10.7	10.2	8.9	(13)%	(16)%
Total Allowance for Credit Losses	**$ 190.3**	**$ 195.2**	**$ 198.3**	**$ 206.7**	**$ 224.1**	**(3)%**	**(15)%**
Average Loans Outstanding	$ 41,568	$ 40,894	$ 40,558	$ 41,501	$ 41,158	2 %	1 %
Annualized Loan-Related Net (Charge-offs) Recoveries to Average Loans	— %	— %	— %	— %	— %	— bps	— bps
End of Period Loans Outstanding	$ 43,822	$ 42,506	$ 41,948	$ 42,949	$ 43,323	3 %	1 %
Allowance for Credit Losses Assigned to Loans to Total Loans	0.37 %	0.38 %	0.39 %	0.38 %	0.42 %	(1) bps	(5) bps
Nonaccrual Assets							
Nonaccrual Loans	$ 71.3	$ 55.0	$ 76.7	$ 78.8	$ 92.8	30 %	(23)%
Other Real Estate Owned (OREO)	—	—	—	—	—	— %	— %
Total Nonaccrual Assets	**$ 71.3**	**$ 55.0**	**$ 76.7**	**$ 78.8**	**$ 92.8**	**30 %**	**(23)%**
Nonaccrual Assets to Loans and OREO	0.16 %	0.13 %	0.18 %	0.18 %	0.21 %	3 bps	(5) bps
Loans Allowance to Nonaccrual	2.3x	2.9x	2.1x	2.1x	1.9x	-0.6x	0.4x

8

Northern Trust Corporation
CLIENT ASSETS[1]
END OF PERIOD
($ in Billions)

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	June 30, 2026 vs. 3/31/2026	June 30, 2026 vs. 6/30/2025
Assets Under Management							
Asset Servicing	**$ 1,436.0**	**$ 1,287.3**	**$ 1,296.0**	**$ 1,280.1**	**$ 1,229.2**	**12 %**	**17 %**
Asset allocation:							
Equities	787.0	688.3	712.6	702.5	666.7	14 %	18 %
Fixed Income Securities	140.1	138.8	140.3	136.4	131.9	1 %	6 %
Cash and Other Assets	269.8	244.2	235.3	235.1	225.2	10 %	20 %
Securities Lending Collateral	239.1	216.0	207.8	206.1	205.4	11 %	16 %
Wealth Management	**$ 533.9**	**$ 497.6**	**$ 507.2**	**$ 492.6**	**$ 468.5**	**7 %**	**14 %**
Asset allocation:							
Equities	330.3	295.8	303.0	299.0	276.9	12 %	19 %
Fixed Income Securities	96.8	94.8	94.9	93.6	91.6	2 %	6 %
Cash and Other Assets	106.0	106.4	108.8	99.5	99.4	— %	7 %
Securities Lending Collateral	0.8	0.6	0.5	0.5	0.6	33 %	33 %
Total Assets Under Management	**$ 1,969.9**	**$ 1,784.9**	**$ 1,803.2**	**$ 1,772.7**	**$ 1,697.7**	**10 %**	**16 %**
Asset allocation:							
Equities	$ 1,117.3	$ 984.1	$ 1,015.6	$ 1,001.5	$ 943.6	14 %	18 %
Fixed Income Securities	236.9	233.6	235.2	230.0	223.5	1 %	6 %
Cash and Other Assets	375.8	350.6	344.1	334.6	324.6	7 %	16 %
Securities Lending Collateral	239.9	216.6	208.3	206.6	206.0	11 %	16 %
Assets Under Custody / Administration							
Asset Servicing	$ 18,635.2	$ 17,288.6	$ 17,418.4	$ 16,990.4	$ 16,864.9	8 %	10 %
Wealth Management	1,365.0	1,265.3	1,297.7	1,257.2	1,203.4	8 %	13 %
Total Assets Under Custody / Administration	**$ 20,000.2**	**$ 18,553.9**	**$ 18,716.1**	**$ 18,247.6**	**$ 18,068.3**	**8 %**	**11 %**
Assets Under Custody							
Asset Servicing	**$ 14,587.7**	**$ 13,521.1**	**$ 13,604.8**	**$ 13,195.0**	**$ 13,056.5**	**8 %**	**12 %**
Asset allocation:							
Equities	7,252.6	6,425.2	6,582.0	6,402.7	6,420.1	13 %	13 %
Fixed Income Securities	4,407.1	4,305.6	4,271.9	4,140.8	4,053.4	2 %	9 %
Cash and Other Assets	2,688.9	2,574.3	2,543.1	2,445.4	2,377.6	4 %	13 %
Securities Lending Collateral	239.1	216.0	207.8	206.1	205.4	11 %	16 %
Wealth Management	**$ 1,351.1**	**$ 1,254.2**	**$ 1,284.3**	**$ 1,244.1**	**$ 1,187.2**	**8 %**	**14 %**
Asset allocation:							
Equities	840.1	751.4	777.0	763.8	736.7	12 %	14 %
Fixed Income Securities	171.1	161.8	163.9	157.1	149.6	6 %	14 %
Cash and Other Assets	339.1	340.4	342.9	322.7	300.3	— %	13 %
Securities Lending Collateral	0.8	0.6	0.5	0.5	0.6	33 %	33 %
Total Assets Under Custody	**$ 15,938.8**	**$ 14,775.3**	**$ 14,889.1**	**$ 14,439.1**	**$ 14,243.7**	**8 %**	**12 %**
Asset allocation:							
Equities	$ 8,092.7	$ 7,176.6	$ 7,359.0	$ 7,166.5	$ 7,156.8	13 %	13 %
Fixed Income Securities	4,578.2	4,467.4	4,435.8	4,297.9	4,203.0	2 %	9 %
Cash and Other Assets	3,028.0	2,914.7	2,886.0	2,768.1	2,677.9	4 %	13 %
Securities Lending Collateral	239.9	216.6	208.3	206.6	206.0	11 %	16 %
Memo							
WM Global Family Office AUM	$ 201.8	$ 187.5	$ 194.4	$ 186.1	$ 176.1	8 %	15 %
WM Global Family Office AUC	955.3	883.5	908.2	875.8	836.7	8 %	14 %

(1) Client Assets for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.

9

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						% Change Q2 2026 vs.		Year-to Date		
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q1 2026	Q2 2025	2026	2025	% Change
Interest Income - GAAP	$ 2,189.3	$ 2,234.0	$ 2,126.6	$ 2,144.3	$ 2,212.8	(2)%	(1)%	$ 4,423.4	$ 4,353.7	2 %
Add: FTE Adjustment	7.6	7.6	12.7	5.5	4.7	— %	62 %	15.2	10.3	48 %
Interest Income (FTE) - Non-GAAP	2,196.9	2,241.6	2,139.3	2,149.8	2,217.5	(2)%	(1)%	4,438.6	4,364.0	2 %
Net Interest Income - GAAP	675.5	654.0	641.6	590.8	610.5	3 %	11 %	1,329.5	1,178.6	13 %
Add: FTE Adjustment	7.6	7.6	12.7	5.5	4.7	— %	62 %	15.2	10.3	48 %
Net Interest Income (FTE) - Non-GAAP	683.1	661.6	654.3	596.3	615.2	3 %	11 %	1,344.7	1,188.9	13 %
Total Revenue - GAAP	2,698.0	2,205.6	2,123.1	2,025.4	1,997.9	22 %	35 %	4,903.7	3,937.9	25 %
Add: FTE Adjustment	7.6	7.6	12.7	5.5	4.7	— %	62 %	15.2	10.3	48 %
Total Revenue (FTE) - Non-GAAP	2,705.6	2,213.2	2,135.8	2,030.9	2,002.6	22 %	35 %	4,918.9	3,948.2	25 %
Income before Income Taxes - GAAP	1,064.7	700.6	633.8	619.5	564.8	52 %	89 %	1,765.4	1,086.2	63 %
Add: FTE Adjustment	7.6	7.6	12.7	5.5	4.7	— %	62 %	15.2	10.3	48 %
Income before Income Taxes (FTE) - Non-GAAP	1,072.3	708.2	646.5	625.0	569.5	51 %	88 %	1,780.6	1,096.5	62 %
Provision for Income Taxes - GAAP	272.5	175.1	167.8	161.9	143.5	56 %	90 %	447.6	272.9	64 %
Add: FTE Adjustment	7.6	7.6	12.7	5.5	4.7	— %	62 %	15.2	10.3	48 %
Provision for Income Taxes (FTE) - Non-GAAP	280.1	182.7	180.5	167.4	148.2	53 %	89 %	462.8	283.2	63 %

10

Northern Trust Corporation

RECONCILIATION TO FULLY TAXABLE EQUIVALENT RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

						Q2 2026 vs.		Year-to Date		
	Q2 2026	Q1 2026	Q4 2025	Q3 2025	Q2 2025	Q4 2025	Q1 2025	2026	2025	Change
Pre-Tax Margin - GAAP [(1)]	39.5 %	31.8 %	29.9 %	30.6 %	28.3 %	7.7 pts	11.2 pts	36.0 %	27.6 %	8.4 pts
Pre-Tax Margin (FTE) - Non-GAAP [(1)]	39.6 %	32.0 %	30.3 %	30.8 %	28.4 %	7.6 pts	11.2 pts	36.2 %	27.8 %	8.4 pts
Effective Tax Rate - GAAP [(2)]	25.6 %	25.0 %	26.5 %	26.1 %	25.4 %	0.6 pts	0.2 pts	25.4 %	25.1 %	0.3 pts
Effective Tax Rate (FTE) - Non-GAAP [(2)]	26.1 %	25.8 %	27.9 %	26.8 %	26.0 %	0.3 pts	0.1 pts	26.0 %	25.8 %	0.2 pts
Noninterest Income to Total Revenue - GAAP [(3)]	75.0 %	70.4 %	69.8 %	70.8 %	69.4 %	4.6 pts	5.6 pts	72.9 %	70.1 %	2.8 pts
Noninterest Income to Total Revenue (FTE) - Non-GAAP [(3)]	74.8 %	70.1 %	69.4 %	70.6 %	69.3 %	4.7 pts	5.5 pts	72.7 %	69.9 %	2.8 pts
Trust Fees to Total Revenue - GAAP [(4)]	50.0 %	60.8 %	61.6 %	62.5 %	61.6 %	(10.8) pts	(11.6) pts	54.9 %	62.1 %	(7.2) pts
Trust Fees to Total Revenue (FTE) - Non-GAAP [(4)]	49.9 %	60.6 %	61.2 %	62.3 %	61.5 %	(10.7) pts	(11.6) pts	54.7 %	61.9 %	(7.2) pts
Net Interest Spread - GAAP [(5)]	0.97 %	0.89 %	0.94 %	0.85 %	0.85 %	0.08 pts	0.12 pts	0.93 %	0.83 %	0.10 pts
Net Interest Spread (FTE) - Non-GAAP [(5)]	0.99 %	0.91 %	0.97 %	0.86 %	0.86 %	0.08 pts	0.13 pts	0.95 %	0.83 %	0.12 pts
Net Interest Margin - GAAP [(6)]	1.79 %	1.73 %	1.78 %	1.68 %	1.68 %	0.06 pts	0.11 pts	1.76 %	1.67 %	0.09 pts
Net Interest Margin (FTE) - Non-GAAP [(6)]	1.81 %	1.75 %	1.81 %	1.70 %	1.69 %	0.06 pts	0.12 pts	1.78 %	1.69 %	0.09 pts

[(1)] Pre-Tax Margin is calculated by dividing income before income taxes by total revenue. Pre-Tax Margin on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.

[(2)] Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.

[(3)] Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.

[(4)] Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.

[(5)] Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

[(6)] Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.

11